                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  AMENDMENT TO
                                  FORM 8-K/A

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  November 19, 1998.


                           NEW SOUTH BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                               -----------------

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


       1-14235                                                  63-1132716
(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)

       1900 Crestwood Boulevard
      Birmingham, Alabama  35120                                  35120
(Address of Principal Executive Offices)                        (ZIP Code)


                                (205) 951-4000
                    (Telephone number including area code)

                                  FORM 8-K/A


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On October 8, 1998, the Board of Directors of New South Bancshares, Inc. (the "Company") approved the appointment of Arthur Andersen, LLP as its independent auditors for the fiscal year ending December 31, 1998. Ernst & Young, LLP, which had served as the Company's independent accountant in prior fiscal years, declined to stand for re-election.

     (b) The decision to change independent accountants was recommended by the Company's management, and approved by the Company's Board of Directors.

     (c) The reports of Ernst & Young, LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and 1996, and in the subsequent interim period, there were no disagreements with Ernst & Young, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, LLP, would have caused Ernst & Young, LLP to make reference to the matter in their report.

     (d) During the two most recent fiscal years and through November 19, 1998, there have been no reportable events as defined in Regulation S-K Item 304 (a)
(1) (v).

     (e) During the fiscal years ended December 31, 1997 and 1996 and the subsequent interim periods preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Arthur Andersen, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Arthur Andersen, LLP.

     (f) The Company has requested Ernst & Young, LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter dated November 19, 1998 is filed as Exhibit (c)(i) to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit 16. Letter from Ernst & Young, LLP pursuant to Item 304 (a)
          (3) of Regulation S-K.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEW SOUTH BANCSHARES, INC.
                                             (Registrant)


Date:   November 19, 1998              By:  /s/ Robert M. Couch
      --------------------                  -------------------
                                            Robert M. Couch
                                            Executive Vice President